Exhibit 99.2

VOTING AND SUPPORT AGREEMENT

VOTING AND SUPPORT AGREEMENT, dated as of February 11, 2007 (this “Agreement”), by and between Tenaris S.A., a corporation organized under the laws of Luxembourg (“Parent”) and the Persons executing this Agreement as “Stockholders” on Exhibit A hereto (each a “Stockholder” and collectively, the “Stockholders”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Merger Agreement (as such term is defined below).

W I T N E S S E T H:

WHEREAS, Hydril Company, a Delaware corporation (the “Company”), Parent and Hokkaido Acquisition, Inc., a Delaware corporation and indirect wholly owned subsidiary of Parent (“MergerSub”) are, immediately after the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated the date hereof (the “Merger Agreement”), pursuant to which MergerSub will merge with and into the Company (the “Merger”) and the Company will become the wholly owned subsidiary of Parent;

WHEREAS, as of the date hereof, each Stockholder is the beneficial owner of, and has the right to vote, the number of shares of Common Stock, par value $0.50 per share, of the Company (the “Common Stock”) and/or shares of Class B Common Stock, par value $0.50 per share, of the Company (the “Class B Common Stock”) listed opposite such Stockholder’s name on Exhibit A (together, the “Shares”); and

WHEREAS, as an inducement to Parent entering into the Merger Agreement and incurring the obligations therein, Parent has required that each Stockholder enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

VOTING

1.1 Agreement to Vote. Each Stockholder agrees that, for so long as this Agreement has not been terminated in accordance with Section 5.1, at the Stockholders Meeting or any other meeting of the stockholders of the Company, however called such Stockholder shall:

(a) appear at each such meeting or otherwise cause the Shares owned beneficially or of record by such Stockholder to be counted as present thereat for purposes of calculating a quorum; and

(b) vote (or cause to be voted), in person or by proxy, the number of shares of Common Stock and shares of Class B Common Stock listed opposite such Stockholder’s name on Exhibit A and any New Shares (i) in favor of adoption of the Merger Agreement and any other action of the Company’s stockholders required in furtherance thereof and (ii) against any action or agreement submitted for approval of the stockholders of the Company that is reasonably likely to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement or of such Stockholder contained in this Agreement or result in any conditions to Parent’s obligations under the Merger Agreement not being satisfied; (iii) against any Acquisition Proposal or any other action, agreement or transaction submitted for approval to the stockholders of the Company that could reasonably be expected to materially impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect the Merger or this Agreement and (iv) in favor of any other matter required to facilitate the consummation of the transactions contemplated by the Merger Agreement; provided, however, that nothing in this Agreement shall be interpreted as obligating such Stockholder to exercise any options to acquire Common Stock.

1.2 No Inconsistent Agreements. Each Stockholder hereby covenants and agrees that, for so long as this Agreement remains in effect, except for actions taken in furtherance of this Agreement, such Stockholder (a) shall not enter or offer or agree to enter, into any voting agreement or voting trust with respect to the Shares owned beneficially or of record by such Stockholder and (b) shall not grant or offer or agree to grant, a proxy, a consent or power of attorney with respect to the Shares owned beneficially or of record by such Stockholder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1 Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Each Stockholder has the full power and authority to enter into, execute and deliver this Agreement and to perform fully his, her or its obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder.

(b) Ownership. As of the date hereof, the number of shares of Common Stock and Class B Common Stock over which the Stockholder has sole voting control is listed opposite his, her or its name on Exhibit A. The number of shares of Common Stock and Class B Common Stock listed opposite such Stockholder’s name on Exhibit A are owned beneficially by such Stockholder. Such Stockholder has and will have at all times through the Effective Time sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I or Section 4.1 hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to the number of shares of Common Stock and shares of Class B Common Stock listed opposite such Stockholder’s name on Exhibit A, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Stockholder has good title to such Shares listed opposite such Stockholder’s name on Exhibit A, free and clear of any liens, claims, changes, security interests or other encumbrances and such Stockholder will have good title to such Shares prior to the Effective Time, free and clear of any liens, claims, charges, security interests or other encumbrances, other than those created by this Agreement or as could not reasonably be expected, either individually or in the aggregate, to materially impair such Stockholder’s ability to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby. Except as described on Exhibit A, such Stockholder has not entered into or agreed to enter into any voting agreement or voting trust with respect to Shares owned beneficially or of record by such Stockholder, and has not granted or offered or agreed to grant a proxy, consent or power of attorney with respect to such Shares.

(c) No Violation. The execution and delivery of this Agreement by such Stockholder does not, and the performance by such Stockholder of his, her or its obligations under this Agreement will not, (i) to his, her or its knowledge, conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to such Stockholder or by which any of his, her or its assets or properties is bound or (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any liens, claims, charges, security interests or other encumbrances on the properties or assets of such Stockholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of his, her or its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Stockholder to perform his, her or its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE III

3.1 Representations and Warranties of the Parent. Parent hereby represents and warrants to Stockholders as follows:

(a) Authorization; Validity of Agreement; Necessary Action. Parent is a company duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has the full corporate power and authority to enter into, execute and deliver this Agreement and to perform fully obligations hereunder. This Agreement has been duly executed and delivered by Parent.

(b) No Violation. The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement will not, (i) to its knowledge, conflict with or violate any law, ordinance or regulation of any Governmental Entity applicable to Parent or by which any of its assets or properties is bound, (ii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, the organizational documents of Parent or (iii) conflict with, result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of any liens, claims, charges, security interests or other encumbrances on the properties or assets of Parent pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Parent is a party or by which Parent or any of its assets or properties is bound, except for any of the foregoing as could not reasonably be expected, either individually or in the aggregate, to materially impair the ability of such Parent to perform its obligations hereunder or to consummate the transactions contemplated hereby.

ARTICLE IV

OTHER COVENANTS

4.1 Further Agreements of the Stockholders. (a) Each Stockholder hereby agrees, for so long as this Agreement is in effect, and except as expressly contemplated hereby, not to sell, transfer, pledge, encumber, assign, distribute, gift or otherwise dispose of any of the Shares listed opposite such Stockholder’s name on Exhibit A.

(b) In case of a stock dividend or distribution, or any change in the Common Stock or the Class B Common Stock by reason of any stock dividend or distribution, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall refer to and include the Shares as well as all such stock dividends and distributions and any securities into which or for which any or all of the Shares may be changed or exchanged or which are received in such transaction.

(c) Each Stockholder agrees, for so long as this Agreement is in effect, to notify Parent promptly in writing of (i) the number of any additional shares of the Common Stock or the Class B Common Stock, any options to purchase shares of the Common Stock or other securities of the Company acquired by the Stockholder, if any, after the date hereof and (ii) with respect to the subject matter contemplated by Section 4.1(d), any such inquiries or proposals which are received by, any such information which is requested from, or any such negotiations or discussions which are sought to be initiated or continued with, the Stockholder.

(d) Each Stockholder agrees, for so long as this Agreement is in effect, not to, and that he, she or it shall use reasonable best efforts to instruct and cause his, her or its investment banker, financial adviser, attorney, accountant or other representative or agent not to, directly or indirectly, (i) initiate, solicit or knowingly encourage any inquiries or the making of any proposal to acquire the Shares or (ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to any proposal to acquire the Shares, or otherwise knowingly facilitate any efforts or attempt to make any proposal to acquire the Shares.

(e) Each Stockholder agrees, for so long as this Agreement is in effect, not to (i) take, agree or commit to take any action that would make any representation and warranty of such Stockholder, as applicable, contained in this Agreement inaccurate in any material respect as of any time during the term of this Agreement or (ii) agree or commit to take any action necessary to prevent any such representation or warranty from being inaccurate in any material respect at any such time.

(f) Each Stockholder agrees that to the extent such Stockholder purchases or otherwise acquires beneficial ownership of, or acquires the right to vote, any shares of Common Stock or Class B Common Stock after the execution of this Agreement (“New Shares”), such New Shares purchased or acquired, or for which such Stockholder acquired the right to vote, shall be subject to the terms of this Agreement to the same extent as if they constituted Shares; provided, however, that nothing in this Agreement shall be interpreted as obligating such Stockholder to exercise any options to acquire Common Stock.

4.2 Further Agreements of Parent. Parent shall cooperate with each Stockholder in order to provide that as soon as practicable following the Effective Time (but in any event not later than the business day next following the Effective Time), each Stockholder or its designee shall receive the merger consideration set forth in Section 4.1(a) of the Merger Agreement in immediately available funds with respect to such number of Shares for which such Stockholder is entitled to receive pursuant to the Merger Agreement; provided, that such Stockholder shall have surrendered to parent a Certificate or Certificates evidencing such number of shares (or other appropriate evidence of uncertificated shares), together with a duly completed and executed letter or letters of transmittal in accordance with Section 4.2 of the Merger Agreement, which letter or letters of transmittal will be provided to such Stockholder by Parent prior to the Effective Time.

ARTICLE V

MISCELLANEOUS

5.1 Termination. This Agreement shall terminate upon the earlier to occur of (a) the Effective Time, (b) the date and time of termination of the Merger Agreement by either Parent or the Company in accordance with Article VIII of the Merger Agreement and (c) the date of any amendment to the Merger Agreement that would reduce the Per Share Merger Consideration. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, such termination shall not relieve any party from liability for any willful breach of this Agreement prior to such termination.

5.2 Fiduciary Duty as Officer, Director or Trustee. The parties hereto acknowledge and agree that each Stockholder’s obligations hereunder are solely in its capacity as a stockholder of the Company, and that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary or other duty any of the undersigned or any of their respective affiliates, directors, officers or employees may have as a member of the board of Directors of the Company, as an executive officer of the Company, or as a trustee of any trust other than the undersigned, or as a director or officer of any other entity, including The Seaver Institute. Accordingly, Parent acknowledges and agrees that no provision of this Agreement shall limit or otherwise restrict any Stockholder with respect to any act or omission that a Stockholder may undertake or authorize in his or her capacity as a director or officer of the Company, or as a trustee of any trust other than the undersigned, or as a director or officer of any other entity, including The Seaver Institute, including, without limitation, any vote that such Stockholder may make as a director or officer of the Company with respect to any matter presented to the Board of Directors of the Company or any vote that such Stockholder may make as a trustee of any trust other than the undersigned, or as a director or officer of any other entity, including The Seaver Institute.

5.3 Further Assurances. From time to time, at the other party’s request and without further consideration, each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to consummate the transactions contemplated by this Agreement.

5.4 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct any Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or delivered by an overnight courier (with confirmation) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) if to Parent to:

Tenaris S.A.

Leandro N. Alem 1067, piso 28

Buenos Aires, Argentina

Attention: Mr. Carlos Condorelli

fax: +54 (11) 4018-2082

(with copies to

Sergio J. Galvis

Matthew G. Hurd

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

fax: (212) 558-3588

and

Cristian Mitrani

Diego Parise

Bruchou, Fernández Madero, Lombardi & Mitrani

Ing. Enrique Butty 275, C1001AFA,

Buenos Aires, Argentina

fax: +54 (11) 5288-2301)

(b) if to the Stockholder to the address listed next to his/her name on the Exhibit A hereto.

(with copies to

Charles K. Ruck

Latham & Watkins LLP

650 Town Center Drive, Suite 2000

Costa Mesa, California 92626

Fax: (714) 755-8290)

5.6 Interpretation; Construction. (a) The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section or Exhibit of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

5.7 Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

5.8 Entire Agreement. This Agreement (together with the Merger Agreement, to the extent referred to herein) and Exhibit A hereto constitutes the entire agreement and supersedes all prior agreements, understandings, representations and warranties both written and oral, between the parties with respect to the subject matter hereof.

5.9 Governing Law. This agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the law of the state of Delaware without regard to the conflicts of law principles thereof.

5.10 Modification or Amendment. Subject to the provisions of the applicable Laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by a duly authorized officer or Parent and by each Stockholder.

5.11 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Court of Chancery of the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

5.12 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefore in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

5.13 Assignment; Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations of any party hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

[Signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective officers or other authorized persons thereunto duly authorized as of the date first written above.

TENARIS S.A.

By:	/s/ German Cura
Name: German Cura
Title: Attorney-in-Fact

By:	/s/ Ricardo Soler
Name: Ricardo Soler
Title: Attorney-in-Fact

Signature Page for Voting and Support Agreement

VOTING AND SUPPORT AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date first written above.

/s/ Christopher T. Seaver
Christopher T. Seaver

Signature Page for Voting and Support Agreement

VOTING AND SUPPORT AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date first written above.

/s/ Patrick T. Seaver
Patrick T. Seaver

Signature Page for Voting and Support Agreement

VOTING AND SUPPORT AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date first written above.

RICHARD SEAVER LIVING TRUST

By:	/s/ Richard C. Seaver
Richard C. Seaver
Trustee

Signature Page for Voting and Support Agreement

VOTING AND SUPPORT AGREEMENT

Counterpart Signature Page

IN WITNESS WHEREOF, the Stockholder has executed this Agreement as of the date first written above.

/s/ Richard C. Seaver
Richard C. Seaver

Signature Page for Voting and Support Agreement

Exhibit A to Voting and Support Agreement

Stockholder	Total number of shares of Common Stock and Class B Common Stock	Address for Notices
Christopher T. Seaver	2,956 shares of Common Stock 111,100 shares of Class B Common Stock	Christopher T. Seaver c/o Hydril Co. 3300 N. Sam Houston Parkway East Houston, TX 77032-3411

Patrick T. Seaver	0 shares of Common Stock 2,325 shares of Class B Common Stock	Patrick T. Seaver c/o Hydril Co. 3300 N. Sam Houston Parkway East Houston, TX 77032-3411

Richard C. Seaver Living Trust	0 shares of Common Stock 853,827 shares of Class B Common Stock	Richard C. Seaver c/o Hydril Co. 3300 N. Sam Houston Parkway East Houston, TX 77032-3411

Richard C. Seaver	0 shares of Common Stock 65,000 shares of Class B Common Stock	Richard C. Seaver c/o Hydril Co. 3300 N. Sam Houston Parkway East Houston, TX 77032-3411

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